Exhibit 10.01

EXECUTION VERSION

AMENDMENT NO. 2 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of October 2, 2025 (this “Amendment”), among Stellus Private Credit BDC SPV LLC, as borrower (the “Borrower”), Deutsche Bank AG, New York Branch (“DBNY”), as facility agent (in such capacity, the “Facility Agent”), Stellus Private Credit BDC as servicer (the “Servicer”), DBNY as agent (in such capacity, the “Agent”) and as a committed lender (in such capacity, the “Committed Lender” or the “Lender”).

WHEREAS, the Borrower, Stellus Private Credit BDC, as equityholder, the Servicer, Citibank, N.A., as the collateral agent and the collateral custodian, Alter Domus (US) LLC, as the collateral administrator, the Facility Agent and the Committed Lender are party to the Loan Financing and Servicing Agreement, dated as of August 1, 2024 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Servicer and the Borrower hereby request that the Facility Agent and the Lender amend the Loan Agreement as set forth herein; and

WHEREAS, the Borrower, the Servicer, the Facility Agent and the Lender have agreed to amend certain requirements of the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.            Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments to the Loan Agreement

SECTION 2.1.             Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1.            This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions:

(a)               the execution and delivery of this Amendment by the Borrower, the Servicer, the Facility Agent and the Committed Lender;

(b)               the Facility Agent shall have received certified copies of the resolutions of the board of managers (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer;

(c)               the Facility Agent shall have received the executed legal opinions of Eversheds Sutherland (US) LLP, counsel to the Borrower and the Servicer, in form and substance acceptable to the Committed Lender and administrative agent in their reasonable discretion;

(d)               the Facility Agent’s receipt of a good standing certificate for the Borrower; and

(e)               all fees (including reasonable and documented fees, disbursements and other charges of counsel) due to the Lender on or prior to the effective date of this Amendment have been paid in full.

ARTICLE IV

Representations and Warranties

SECTION 4.1.             The Borrower and the Servicer hereby represent and warrant to the Facility Agent and the Lender that, as of the date first written above, (i) no Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Miscellaneous

SECTION 5.1.            Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO OR ARISING OUT OF THIS AMENDMENT OR TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.             Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.             Ratification. Any actual currency exchanges that have occurred prior to this Amendment are ratified. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan Agreement for all purposes.

SECTION 5.4.            Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.             Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.6.             Electronic Signatures. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

STELLUS PRIVATE CREDIT BDC SPV LLC, as Borrower

By:	/s/ W. Todd Huskinson
	Name:	W. Todd Huskinson
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Loan Financing and Servicing Agreement]

STELLUS PRIVATE CREDIT BDC, as Servicer

By:	/s/ W. Todd Huskinson
	Name:	W. Todd Huskinson
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Loan Financing and Servicing Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

By:	/s/ Amit Patel
	Name:	Amit Patel
	Title:	Managing Director

By:	/s/ Peter Sabino
	Name:	Peter Sabino
	Title:	Director

[Signature Page to Amendment No. 2 to Loan Financing and Servicing Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender

By:	/s/ Amit Patel
	Name:	Amit Patel
	Title:	Managing Director

By:	/s/ Peter Sabino
	Name:	Peter Sabino
	Title:	Director

[Signature Page to Amendment No. 2 to Loan Financing and Servicing Agreement]

Appendix A

Amendments to the Loan Agreement